CONVERTIBLE PROMISSORY NOTE

$700,000,000	December 14, 2005

New York, NY

FOR VALUE RECEIVED, Grupo Lakas, S.A. a Panamanian corporation (the “Maker”), hereby promises to pay to the order of Strategy Holding Company Limited, a Barbados company, including any assignee thereof (the “Payee”), the principal sum of Seven Hundred Million United States Dollars ($700,000,000.00), as provided below.

1. Payments.

(a) Principal

The principal amount of this Note, together with all accrued and unpaid interest thereon, shall be due and payable on December 15, 2015 (the "Maturity Date").

(b) Interest

The Maker also promises to pay interest on the unpaid principal amount of this Note, from the date hereof until paid, at the rate of three percent (3%) per annum, calculated on the basis of a year of 365 day for actual days elapsed. Accrued interest on the unpaid principal amount hereof shall be payable semi-annually, on the last Business Day (as hereinafter defined) of each June and December commencing on June 30, 2006 and on the date on which the principal amount hereof is repaid in full (whether at stated maturity, upon prepayment, upon acceleration or otherwise). If any amount is not paid when due, such unpaid amount shall bear interest, payable on demand, both prior to and following any judgment, from the date such amount became due at a rate equal to seven percent (7%)] per annum.

(c) Manner of Payment

All payments under this Note shall be made in immediately available funds in lawful money of the United States of America at the office of the Payee located at Sagicor Corporate Centre Widley, St. Michael, Barbados W.I. or such other place as the Payee may direct in writing.

If any payment date for payment of either principal or interest is not a Business Day (as hereinafter defined) then such payment shall be due on the first Business Day which follows. For purposes hereof, “Business Day” shall mean any day excluding Saturday, Sunday, and any day which is a legal holiday under the laws of New York, or is a day on which banking institutions located in such state are required or authorized by law or other governmental action to close.

2. Voluntary Prepayment By the Maker. The principal amount of this Note may be prepaid, without premium or penalty, in whole or in part, in increments of not less than $100,000, at any time and from time to time on any Business Day, upon not less than five (5) Business Days prior written notice. Any prepayment of the principal amount hereof, whether in part or in whole, shall include accrued interest to the date of prepayment on the principal amount being paid.

3. Master Investment Agreement; Security; Conversion and Prepayment.

(a) This Note is made in connection with that certain Master Investment Agreement, dated as of December 14, 2005 (the “Investment Agreement”), among the Maker, the Payee and certain other parties thereto. As collateral security for the full and prompt payment to the Payee of the Maker’s obligations and liabilities under this Note and the Investment Agreement, the Maker is contemporaneously herewith granting to payee a security interest in certain specified collateral, namely, certain Peat Certificates (as such term is defined in the Security Agreement), pursuant to that certain Security Agreement, dated of even date herewith, among the Maker, the Payee and other parties names therein (as the same shall be amended, supplemented or modified from time to time, the “Security Agreement.”)

(b) From time to time the Company (and its assigns) shall have the right, in the sole discretion thereof, to convert (the “Conversion Right”) the Peat Certificates and the underlying peat constituting collateral for this Note to proceeds thereof, such proceeds to be applied as a deemed prepayment of the outstanding principal balance of this Note, upon the terms and conditions (including, without limitation, the method of valuation to determine the prepayment amount) set forth in the Investment Agreement.

4. Set-off. The Maker hereby agrees that, at any time, whether prior to or after the occurrence of an Event of Default (as hereinafter defined), the Payee is hereby authorized, at any time and from time to time, without presentment, demand, protest or other notice of any kind to the Maker or any other Person, any such notice being hereby expressly waived, to set off against and to appropriate and apply to the payment of the amounts due hereunder (whether matured or unmatured), any and all amounts that the Payee is or may be obligated to pay over to the Maker (including, without limitation, against any dividend on, or amount required as payment in respect of redemption of, preferred stock issued by Strategy Holding Company Limited to Maker.)

5. Representations and Warranties. The Maker represents and warrants to the Payee that:

(a) Corporate Authority/Due Authorization. The Maker is a company duly incorporated and validly existing under the laws of the Republic of Panama and is duly qualified or licensed as a corporation in each jurisdiction wherein failure to so qualify could not reasonably be expected to have a material adverse effect on (i) the business, operations or conditions (financial or otherwise) of the Maker or the Maker and its subsidiaries taken as a whole or (ii) the ability of the Maker to repay or perform its obligations hereunder. The Maker has the power to execute and deliver and carry out the terms of this Note and has taken all necessary action (including, without limitation, shareholder approval, if necessary) to authorize the execution, delivery and performance of this Note and the performance of its obligations hereunder.

(b) No Conflict. The Maker’s execution, delivery and performance of its obligations under this Note do not and will not contravene or conflict with any provision of (i) applicable law, rule or regulation (ii) any judgment, decree or order applicable or binding upon the Maker, (iii) the corporate charter or by-laws of the Maker, or (iv) any agreement or instrument binding upon the Maker or upon any assets or property of the Maker for which the Maker has obtained the necessary consent or waiver of the other parties to such agreement or instrument.

(c) No Default. The Maker is not in default under any agreement or instrument binding upon the Maker or upon any assets or property of the Maker, which default could have a material adverse effect on (i) the business, operations or condition (financial or otherwise) of the Maker or the Maker and its subsidiaries taken as a whole or (ii) the ability of the Maker to repay or perform its obligations hereunder.

(d) Enforceable Obligation. This Note is the legal, valid and binding obligation of the Maker enforceable against the Maker in accordance with its terms.

(e) Litigation, Etc. No litigation, arbitration proceedings, governmental proceedings or investigations or regulatory proceedings are pending or, to the best of its knowledge, threatened against the Maker which could reasonably be expected to have a material adverse effect on (i) the business, operations or condition (financial or otherwise) of the Maker or the Maker and its subsidiaries taken as a whole or (ii) the ability of the Maker to repay or perform its obligations hereunder.

6. Covenants. The Maker agrees that: (i) it will maintain its corporate existence and good standing in each jurisdiction wherein such qualification is necessary; (ii) the ratio of the total market value of the Peat Certificates comprising the collateral pursuant to the Security Agreement to the outstanding principal balance of this Note will at no time be less than the Required Ratio, as such term is defined in and determined in accordance with the Investment Agreement.

7. Events of Default. If any of the following events (herein called an “Event of Default”) shall occur or exist:

(a) Payment Default. The Maker fails to make any payment of principal or interest on this Note when due;

(b) Other Defaults. The Maker fails to perform any obligation or breaches any covenants contained in this Note, the Investment Agreement or the Security Agreement;

(c) Representations and Warranties. Any representation or warranty made by the Maker herein is false or misleading in any material respect;

(d) Bankruptcy. (i) The Maker shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Maker shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Maker any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of thirty (30) days; or (iii) there shall be commenced against the Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal with thirty (30) days from the entry thereof; or (iv) the Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Maker shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

(e) Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards shall be entered against the Maker involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, events or conditions, of $1,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; or

(f) Asset Sales. The Maker sells, transfers, distributes or disposes of all or substantially all of its assets other than in the ordinary course of business or merges or consolidates with another entity.

then the Payee may, by written notice to the Maker, declare the principal amount plus accrued interest on this Note to be immediately due and payable (provided that upon the occurrence of an Event of Default as described in Section 7(d) above, the principal amount plus accrued interest on this Note shall become immediately due and payable without any action by the Payee), whereupon the same shall become due and payable without demand, presentment, protest or other notice, all of which are hereby expressly waived, and exercise all other rights available to the Payee under applicable law or otherwise. The Payee’s rights and remedies hereunder are cumulative and non-exclusive.

8. Waiver. No delay on the part of the Payee in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Payee of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right , power or remedy. No waiver by the Payee of any right or remedy hereunder shall be effective unless in a writing signed by the Payee. The Maker hereby waives diligence, presentment, protest, demand and notice of every kind and, to the fullest extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

9. Amendments. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Payee, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10. Governing Law. This Note shall be an instrument made under and governed by the laws of New York without regard to conflicts of laws and provisions which would result in the application of the substantive laws of another jurisdiction.

11. Severability. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

12. Successors and Assigns. This Note shall be binding upon the Maker and upon the Maker’s successors and assigns, and shall inure to the benefit of the Payee and the Payee’s successors and assigns. The Maker shall have no right to assign its rights or delegate its duties and obligations under this Note.

13. Costs and Expenses. The Maker promises to pay, upon the Payee’s demand therefor, all costs and expenses, including reasonable attorneys’ fees, incurred in the collection and enforcement of this Note.

14. Notice.

(a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile and electronic transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three (3) days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile or electronic transmission, when sent and receipt has been confirmed, addressed as follows:

The Maker:	Grupo Lakas S.A. Via Fernandez de Cordoba # 69 Panama, Rep. de Panama Attention: Otto D. Lakas Facsimile No.: 507-261-9719 Email: olakas@grupolakas.com

The Payee	Strategy Holding Company Limited 200 Yorkland Blvd., Suite 710 Toronto, Ontario Canada M2J 5C1 Attention: Louis E. Lettieri Facsimile: 416-391-4985 Email: llettieri@sgyi.com provided that either party may change the address to which notices and other communications shall be sent to it by delivering a written notice as aforesaid to the other party.

15. WAIVER OF JURY TRIAL. EACH OF THE MAKER AND THE PAYEE WAIVES IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING IN WHICH THE MAKER AND THE PAYEE ARE ADVERSE PARTIES.

16. CONSENT TO JURISDICTION. THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY SUIT, ACTION, PROCEEDING OR CLAIM AGAINST IT ARISING OUT OF, OR RELATING TO, THIS NOTE OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF MAY BE BROUGHT AND ENFORCED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND THE MAKER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUIT, ACTION, PROCEEDING OR CLAIMS. THE MAKER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT ALLOWED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE BROUGHT IN ANY STATE OR FEDERAL COURT SITTING IN, NEW YORK , NEW YORK AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM. THE MAKER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION, SUIT OR PROCEEDING OR CLAIM BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH BELOW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PAYEE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE MAKER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

17. Indemnification. The Maker shall defend, indemnify and hold harmless the Payee and its officers and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any person in connection with the transactions contemplated by this Note, and (b) all losses or expenses in any way suffered, incurred, or paid by the Payee as a result of or in any way arising out of, following, or consequential to transactions between the Payee and the Maker under this Note, the Security Agreement or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by the Payee’s gross negligence or willful misconduct.

IN WITNESS WHEREOF, the Maker has executed and delivered this Note as of the day and year and the place first above written.

GRUPO LAKAS, S.A.

/s/ Otto Demetrio Lakas R.

By: Otto Demetrio Lakas R.

Its: President